UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2014

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51251 (Commission File Number)	20–1538254 (IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of LifePoint Hospitals, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment (the “Amendment”) to the business criteria on which the performance goals under the Company’s Executive Performance Incentive Plan (the “EPIP”) are based.  At the Company’s Annual Meeting of Stockholders held on June 3, 2014, the Company’s stockholders approved the material terms of the performance goals under the EPIP, as amended by the Amendment, and the Amendment became effective. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as an exhibit to this Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 3, 2014. At the annual meeting, the following matters were submitted to a vote of the Company’s stockholders, with the following results:

Proposal 1:  Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
William F. Carpenter III	38,308,956	767,119	1,250,921
Richard H. Evans	37,458,162	1,617,913	1,250,921
Michael P. Haley	37,379,366	1,696,709	1,250,921

William F. Carpenter III, Richard H. Evans and Michael P. Haley were elected as Class III directors. The term of the Class III directors will continue until the Company’s annual meeting of stockholders in 2017, or until their respective successors are elected and qualified.

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Votes Abstain
40,149,339	174,460	3,197

Proposal 3:  Advisory vote to approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
37,476,020	1,334,432	265,623	1,250,921

Proposal 4:  Approval of the material terms of the performance goals under the Company’s Executive Performance Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
38,300,985	768,144	6,946	1,250,921

Item 9.01.                Financial Statements and Exhibits.

(d)                                                         Exhibits

10.1        Amendment No. 2 to the LifePoint Hospitals, Inc. Executive Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

	By:	/s/ Christy S. Green
	Name:	Christy S. Green
	Title:	Vice President and Corporate Secretary

Date: June 6, 2014